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                                                                   EXHIBIT 10.3


                            NICHOLS TXEN CORPORATION
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.       PURPOSE

         The purpose of the Nichols TXEN Corporation Non-Employee Director Stock Option Plan (the "Plan") is to secure for Nichols TXEN Corporation (the "Company") and its shareholders the benefits of the long-term incentives inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or its Affiliates, by strengthening the identification of Non-Employee Directors with the interests of all Nichols TXEN Corporation shareholders.

2.       DEFINITIONS

         The terms defined in this Section 2 shall have the following meanings, unless the context otherwise requires.

         a. "Affiliate" shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

         b. "Annual Meeting of Shareholders" shall mean the annual meeting of shareholders of the Company held each year.

         c. "Code" shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

         d. "Company" shall mean Nichols TXEN Corporation, a Delaware corporation.

         e. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended to date and as it may be amended from time to time.

         f.       "Fair Market Value" per share shall mean as of any day

                  (1) The fair market value of a share of the Company's common stock is the closing price reported by the Nasdaq Stock Market on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company's common stock reported on such day, on the most recently preceding day on which there were sales, or

                  (2) if the shares of the Company's stock are not listed on the Nasdaq Stock Market on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a share on such day.

                           Notwithstanding the foregoing, the fair market value
                  per share of the shares subject to the option grants on the Effective Date shall be the price at which the common

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                  stock is initially offered for sale to the public and as shown on the cover of the prospectus included in the registration statement which is declared effective by the Securities and Exchange Commission.

         g. "Non-Employee Director" shall mean a member of the Board of Directors of the Company who is not also an officer or other employee of the Company or an Affiliate.

         h. "Nonstatutory Stock Option" ("NSO") shall mean a stock option, which does not qualify for special tax treatment under Sections 421 or 422 of the Internal Revenue Code.

         i. "Option" shall mean either a First Option or an Annual Option granted pursuant to the provisions of Section 4 of this Plan.

         j. "Participant" shall mean any person who holds an Option granted under this Plan.

         k. "Plan" shall mean this Nichols TXEN Corporation Non-Employee Director Stock Option Plan.

3.       ADMINISTRATION

         a. The Plan shall be administered by the Board. The Board may, by resolution, delegate part or all of its administrative powers with respect to the Plan.

         b. The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of Options made under the Plan.

         c. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive.
         d. The Board shall have no discretion to select the Non-Employee Directors to receive Option grants under the Plan, to determine the number of shares of the Company's common stock subject to the Plan or to each grant, nor the exercise price of the Options granted pursuant to the Plan.
         e. The Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. The Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan.

         f.       The expenses of the Plan shall be borne by the Company.

4.       AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

         a. As of the Effective Date, each current Non-Employee Director shall be granted an option to purchase five thousand (5,000) shares of the Company's common stock under the Plan (the "Initial Option Grants"). Thereafter, as of the day upon which shareholders vote to elect directors at each annual meeting of the Company, each Non-Employee Director of

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                  the Board shall be granted an additional option to purchase one thousand (1,000) shares of the Company's common stock under the Plan (the "Annual Option"); provided, however, that a Non-Employee Director who has not previously been elected as a member of the Board of Directors of the Company shall be granted an option to purchase One thousand (1,000) shares of the Company's common stock under the Plan, on the first business day of the Non-Employee Director's election to the Board, including election by the Board of Directors to fill a vacancy on the Board (the "First Option Grants").

         b. The automatic grants to Non-Employee Directors shall not be subject to the discretion of any person.

         c. Each Option granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of this Plan.

         d. During the lifetime of a Participant, each Option shall be exercisable only by the Participant. No Option granted under the Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

5.       SHARES OF STOCK SUBJECT TO THE PLAN

         a. Subject to adjustment as provided in Section 10 of the Plan, an aggregate of fifty thousand (50,000) shares of the Company's common stock, $.01 par value per share, shall be available for issuance to Non-Employee Directors under the Plan. No fractional shares shall be issued.

         b. The Initial Option Grants, First Option Grants and Annual Option Grants shall reduce the shares available for issuance under the Plan by the number of shares subject thereto. The shares deliverable upon exercise of any Initial Option Grant, First Option Grant or Annual Option Grant may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any unexercised Initial Option Grant, First Option Grant or Annual Option Grant shall terminate for any reason, the shares subject to, but not delivered under, such Initial Option Grant, First Option Grant or Annual Option Grant shall be available for other First Option Grants or Annual Option Grants.

6.       NONSTATUTORY OPTIONS

         All Options granted to Non-Employee Directors pursuant to the Plan shall be NSOs.

7.       EXERCISE PRICE

         a. The price per share of the shares of the Company's common stock which may be purchased upon exercise of an Option ("Exercise Price") shall be one hundred percent (100%) of the Fair Market Value per share on the date the Option is granted and shall be payable in full at the time the Option is exercised as follows:

                  (1)      in cash or by certified check,


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                  (2)      by delivery of shares of common stock to the Company
                           which shall have been owned by the Non-Employee Director for at least six (6) months and have a Fair Market Value per share on the date of surrender equal to the Exercise Price, or

                  (3) by delivery to the Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company from sale or loan proceeds the amount required to pay the Exercise Price.

         b. Such Exercise Price shall be subject to adjustment as provided in Section 10 hereof.

8.       DURATION AND VESTING OF OPTIONS

         a. The term of each Option granted to a Non-Employee Director shall be for five (5) years from the date of grant, unless terminated earlier pursuant to the provisions of Section 9 hereof.

         b. Each Option shall vest and become exercisable six (6) months after the date of grant.

9.       EFFECT OF TERMINATION OF MEMBERSHIP ON THE BOARD

         The right to exercise an Option granted to a Non-Employee Director shall be limited as follows, provided the actual date of exercise is in no event after the expiration of the term of the Option:

         a. If a Non-Employee Director ceases being a director of the Company for any reason other than the reasons identified in subparagraph b. of this Section 9, the Non-Employee Director shall have the right to exercise the Options as follows, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option:

                  (1) If the Non-Employee Director was a member of the Board of Directors of the Company for five (5) or more years, all outstanding Options become immediately exercisable upon the date the Non-Employee Director ceases being a director. The Non-Employee Director may exercise the Options for a period of thirty-six (36) months from the date the Non-Employee Director ceased being a director, provided that if the Non-Employee Director dies before the thirty-six (36) month period has expired, the Options may be exercised by the Non-Employee Director's legal representative or any person who acquires the right to exercise an Option by reason of the Non-Employee Director's death for a period of twelve (12) months from the date of the Non-Employee Director's death.

                  (2) If the Non-Employee Director was a member of the Board of Directors of the Company for less than five
                           (5) years, the Non-Employee Director may exercise the Options, to the extent they were exercisable at the date the Non-Employee Director ceases being a member of the Board, for a period of thirty (30) days following the date the Non-Employee Director ceased being a director, provided that, if the Non-Employee Director dies before the thirty (30) day period has expired, the Options may be exercised by the Non-Employee Director's legal representative, or any person who acquires the right to exercise an Option by

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                           reason of the Non-Employee Director's death, for a
                           period of twelve (12) months from the date of the Non-Employee Director's death.

                  (3) If the Non-Employee Director dies while a member of the Board, the Options, to the extent exercisable by the Non-Employee Director at the date of death, may be exercised by the Non-Employee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Non-Employee Director's death, for a period of twelve(12) months from the date of the Non-Employee Director's death.

                  (4) In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

         b. If a Non-Employee Director ceases being a director of the Company due to an act of

                  (1)      fraud or intentional misrepresentation or

                  (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate of the Company or

                  (3) any other gross or willful misconduct as determined by the Board, in its sole and conclusive discretion,

                  all Options granted to such Non-Employee Director shall immediately be forfeited as of the date of the misconduct.

10.      ADJUSTMENTS AND CHANGES IN THE STOCK

         a. If there is any change in the common stock of the Company by reason of any stock dividend, stock split, spin-off, split-up, merger, consolidation, recapitalization, reclassification, combination or exchange of shares, or any other similar corporate event, the aggregate number of shares available under the Plan, and the number and the Exercise Price of shares of common stock subject to outstanding Options shall be appropriately adjusted automatically.

         b. No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 10. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share.

         c. Notice of any adjustment shall be given by the Company to each holder of any Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

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11.      EFFECTIVE DATE OF THE PLAN

         a. The Plan shall become effective on the later of (1) the date a registration statement initially registering the Company's common stock under the Securities Act of 1933 is declared effective by the Securities and Exchange Commission, or (2) the date the Plan is approved by the shareholders of the Company (the "Effective Date").

         b. Any amendment to the Plan shall become effective when adopted by the Board, unless specified otherwise, but no Option granted under any increase in shares authorized to be issued under this Plan shall be exercisable until the increase is approved in the manner prescribed in Section 12 of this Plan.

12.      AMENDMENT OF THE PLAN

         a. The Board of Directors may amend, suspend or terminate the Plan at any time, but without shareholder approval, no amendment shall materially increase the maximum number of shares which may be issued under the Plan (other than adjustments pursuant to Section 10 hereof), materially increase the benefits accruing to Participants under the Plan, materially modify the requirements as to eligibility for participation or extend the term of the Plan. Approval of the shareholders may be obtained, at a meeting of shareholders duly called and held, by the affirmative vote of a majority of the holders of the Company's voting stock who are present or represented by proxy and are entitled to vote on the Plan.

         b. It is intended that the Plan meet the requirements of Rule 16b-3 or any successor thereto promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including any applicable requirements regarding shareholder approval. Amendments to the Plan shall be subject to approval by the shareholders of the Company to the extent determined by the Board of Directors to be necessary to satisfy such requirements as in effect from time to time.

         c. Rights and obligations under any Option granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

         d. The Board of Directors may not amend the provisions of Sections 4, 6, 7, 8 and 9 hereof more than once every six (6) months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

13.      TERMINATION OF THE PLAN

         a. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the date the Plan is approved by the shareholders of the Company. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

         b. Rights or obligations under any Option granted while the Plan is in effect, including the maximum duration and vesting provisions, shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person who holds the Option,

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                  which consent may be obtained in any manner that the Board or its delegate deems appropriate.

14.      REGISTRATION, LISTING, QUALIFICATION, APPROVAL OF STOCK AND OPTIONS

         If the Board shall determine, in its discretion, that it is necessary or desirable that the shares of common stock subject to any Option

         a. be registered, listed or qualified on any securities exchange or under any applicable law, or

         b.       be approved by any governmental regulatory body, or

         c. approved by the shareholders of the Company, as a condition of, or in connection with, the granting of such Option, or the issuance or purchase of shares upon exercise of the Option,

         then the Option may not be exercised in whole or in part unless such registration, listing, qualification or approval has been obtained free of any condition not acceptable to the Board of Directors.

15.      NO RIGHT TO OPTION OR AS SHAREHOLDER

         a. No Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan, except as expressly provided herein. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         b. Neither a Non-Employee Director, the Non-Employee Director's legal representative, nor any person who acquires the right to exercise an Option by reason of the Non-Employee Director's death shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of common stock receivable upon the exercise of any Option granted under this Plan, in whole or in part, unless and until certificates for such shares shall have been issued.

16.      GOVERNING LAW

         The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware.


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